Exhibit 99.3

IBM 1Q 2019 Earnings April 16, 2019 ibm.com/investor 1

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on April 16, 2019. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K submitted to the SEC on April 16, 2019. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/1q19.html

Overview 3 1Q19 $18.2B Revenue $2.25 Operating EPS $12.2B Free Cash Flow Last 12 Months Revenue growth in key high-value areas - Continued strong performance in Cloud & Cognitive Software and Global Business Services - Accelerating growth in cloud revenue, up 12% @cc, with 15% @cc growth in as-a-Service Strong margin performance and operating leverage - Gross margin expansion led by services, up 160 basis points - Continued actions to optimize portfolio Positioned to lead in the next chapter of cloud Maintaining full-year expectations for earnings per share and free cash flow y y y y

Operating Earnings per Share Drivers 4 Solid operating leverage and margin expansion EPS yr/yr performance reflects headwind from 32 cent benefit in 1Q18 earnings per share* • • 0.55 (0.73) 2.45 2.25 (0.10) 0.08 1Q18 Revenue @Actual Pre-Tax Margin Tax Shares 1Q19 *1Q18 results included tax benefit, mitigated by pre-tax workforce rebalancing charges Operating Leverage

Key Financial Metrics Gross and pre-tax margin expansion, led by services Expense E/R reflects ongoing productivity and lower level of workforce actions, mitigated by lower IP income Net income and operating earnings per share reflect significant tax headwind Solid free cash flow performance supports investment and shareholder returns 5 y y y y B/(W) Yr/Yr B/(W) Yr/Yr P&L Highlights 1Q19 P&L Ratios - Operating 1Q19 Revenue Cloud & Cognitive Software Global Business Services Global Technology Services Systems Pre-Tax Income - Operating Net Income - Operating Earnings Per Share - Operating $18.2 $5.0 $4.1 $6.9 $1.3 $2.2 $2.0 $2.25 (1%) 2% 4% (3%) (9%) 28% (12%) (8%) Gross Profit Margin Expense E/R Pre-Tax Income Margin Tax Rate Net Income Margin 44.7% 32.4% 12.3% 10.0% 11.0% 0.9 pts 2.2 pts 3.2 pts (40.6 pts) (0.9 pts) Cash Highlights LTM Free Cash Flow (excl. GF Receivables) Share Repurchase (Gross) Dividends Cash Balance @ March 31 $1.7 $0.9 $1.4 $18.1 $12.2 $4.6 $5.7 Revenue growth rates @CC, $ in billions

2019 Segment Structure 6 Cloud & Cognitive Software established to address clients’ evolving needs and prepare for the acquisition of Red Hat “Other” now includes announced divested businesses; provides better visibility to ongoing operational performance Reflects management system changes; better aligns portfolio to underlying business models y y y Cloud & Cognitive Software Global Business Services • • • • • • Cloud & Data Platforms Cognitive Applications Transaction Processing Platforms Consulting Application Management Global Process Services Systems • Systems Hardware • Operating Systems Software Global Technology Services • Infrastructure & Cloud Services • Technology Support Services Global Financi g Other

Cloud & Cognitive Software Segment

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- Cloud & Data Platforms growth across portfolio, supporting clients' journeys to cloud and AI
- Cognitive Applications growth led by security and solutions such as health and weather
- Pre-tax margin expansion driven by lower workforce charges yr/yr, mitigated by investments and lower IP income

Segment Results Overview

Segment	1Q19	B/(W) Yr/Yr
Revenue (External)	$5.0	2%
Pre-Tax Income	$1.8	5%
Pre-Tax Income Margin	30.1%	2.3 pts
Cloud Revenue		
Cloud	$0.7	10%
as-a-Service annual run rate	$2.1	

Segment Revenue Elements


Cloud & Data Platforms +2% Yr/Yr
Cognitive Applications +4% Yr/Yr
Transaction Processing Platforms Flat Yr/Yr

Revenue growth rates @CC, $ in billions

Global Business Services Segment

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- Revenue growth driven by digital consulting and cloud offerings across Consulting and Application Management
- Gross margin expansion reflects shift to higher value, productivity actions, leveraging global delivery footprint
- Investing in offerings across the “Advise, Move, and Build” stages of the cloud life cycle

Segment Results Overview

Segment	1Q19	B/(W) Yr/Yr
Revenue (External)	$4.1	4%
Gross Margin (External)	26.2%	2.8 pts
Pre-Tax Income	$0.3	152%
Pre-Tax Income Margin	7.5%	4.5 pts
Cloud Revenue		
Cloud	$1.2	25%
as-a-Service annual run rate	$1.8	

Segment Revenue Elements


Consulting
+9% Yr/Yr
Application
Management
Flat Yr/Yr
Global
Process
Services
+5% Yr/Yr

Revenue growth rates @CC, $ in billions

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Global Technology Services Segment

- Continued double-digit growth in cloud revenue
- Optimizing portfolio by de-emphasizing lower value services content
- Gross margin expansion driven by mix shift to higher value, scaling of cloud and productivity improvements
- Investing in offerings across the “Move, Build, and Manage” stages of the cloud life cycle

Segment Results Overview

Segment	1Q19	B/(W) Yr/Yr
Revenue (External)	$6.9	(3%)
Gross Margin (External)	33.7%	1.1 pts
Pre-Tax Income	$0.3	315%
Pre-Tax Income Margin	3.8%	3.0 pts
Cloud Revenue		
Cloud	$2.1	13%
as-a-Service annual run rate	$7.5	

Segment Revenue Elements



Infrastructure & Cloud Services (3%) Yr/Yr
Technology Support Services (2%) Yr/Yr

Revenue growth rates @CC, $ in billions

Systems Segment IBM Z performance in line with product cycle; continued strong demand for new workloads Power grew for sixth consecutive quarter, driven by continued POWER9 adoption Storage declines driven by high end due to IBM Z cycle, and ongoing market and competitive dynamics Margin performance reflects mix headwind from IBM Z cycle 10 y y y y Segment Revenue Elements Segment Results Overview B/(W) Yr/Yr Segment 1Q19 Revenue (External) Pre-Tax Income Pre-Tax Income Margin $1.3 ($0.2) (13.5%) (9%) Flat (1.3 pts) Systems Hardware (14%) Yr/Yr Cloud Revenue Operating Systems Software +5% Yr/Yr Cloud $0.4 (15%) Revenue growth rates @CC, $ in billions

Cash Flow and Balance Sheet Solid performance in free cash flow Free cash flow realization 114%* over last 12 months Positioned to support the business over the longer term Highlights 11 • • • $ in billions *Adjusted for charges associated with enactment of U.S. tax reform **Excludes Global Financing receivables  Balance SheetMar 19 Dec 18 Mar 18 Cash & Marketable Securities $18.1 Global Financing Debt $29.5 Core (non-GF) Debt $20.5 Total Debt $50.0 $12.2 $13.2 $31.2 $31.7 $14.6 $14.7 $45.8 $46.4 Cash Flow 1Q19 Yr/Yr LTM Net Cash from Operations* $2.3 $0.1 Free Cash Flow* $1.7 $0.3 Selected Uses of Cash Net Capital Expenditures $0.6 Acquisitions $0.0 Dividends/Share Repurchase$2.3 $15.7 $12.2 $3.4 $0.1 $10.3

Summary 12 Revenue growth in key high-value areas y Strong margin performance and operating leverage y Positioned to lead in the next chapter of cloud y Maintaining full-year expectations for earnings per share and free cash flow y at least $13.90 Operating EPS approximately $12B Free Cash Flow FY19 Expectations

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Supplemental Materials 14 Currency – Impact on Revenue Growth • Additional Revenue Information • Additional Revenue, Gross Profit & Backlog Information • Expense Summary • Balance Sheet Summary • Cash Flow Summary • Cash Flow (ASC 230) • Non-GAAP Supplemental Materials • Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

Currency – Impact on Revenue Growth 15 19%) %) %) s) s) US$B Yr/Yr Revenue As Reported Currency Impact Revenue @ CC $18.2 ($0.7) (5%) (4 pts) (1%) Supplemental Materials Quarterly Averages per US $ 1Q19 Yr/Yr 4/15/2019 Spot 2Q19 3Q19 4Q19 FY Euro 0.88 (8%) Pound 0.77 (7%) Yen110 (2%) Revenue Impact, Future @ 4/15/19 Spot Prior View @ 1/18/19 Spot 0.88 0.76 112 (5%) (3%) (1%) (4 (4%) 1% 2% (2 (3%) 0% 0% (1 ~(2.5 pts) ~(1 pts) 0 pts ~(2 pt ~(2 pts) (0-1 pts) 0-1 pts (1-2 pt

Additional Revenue Information 16 B/(W) Yr/Yr B/(W) Yr/Yr Segment Revenue 1Q19 Geography Revenue 1Q19 Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Global Business Services Consulting Global Process Services Application Management Global Technology Services Infrastructure & Cloud Services Technology Support Services Systems Systems Hardware Operating Systems Software Global Financing $5.0 $1.3 $1.9 $1.8 $4.1 $2.0 $0.2 $1.9 $6.9 $5.2 $1.7 $1.3 $0.9 $0.4 $0.4 2% 4% 2% Flat 4% 9% 5% Flat (3%) (3%) (2%) (9%) (14%) 5% 4% Americas Europe/ME/Africa Asia Pacific $8.5 $5.7 $4.0 (1%) Flat (2%) B/(W) Yr/Yr Cloud Revenue Revenue Total Cloud - 1Q19 as-a-Service annual run rate Total Cloud - LTM $4.5 $11.7 $19.5 12% 15% 12% Revenue growth rates @CC, $ in billions Supplemental Materials

Additional Revenue, Gross Profit & Backlog Information 17 B/(W) Yr/Yr B/(W) Yr/Yr Systems Revenue 1Q19 Signings & Backlog* 1Q19 Systems Hardware Revenue IBM Z Power Storage $0.9 (14%) (38%) 9% (11%) Signings Backlog Backlog Yr/Yr @Actual $7.6 $111.6 (14%) (2%) (8%) B/(W) Yr/Yr Systems Gross Profit 1Q19 Systems Gross Profit Systems Hardware Operating Systems Software 46.2% 28.9% 84.2% 2.5 pts 0.4 pts (0.1 pts) Growth rates @CC, $ in billions, Services Backlog calculated using March 31 currency spot rates *Signings & Backlog includes Global Technology Services, Global Business Services and Security Services; consistent with 2018 reporting Supplemental Materials

Expense Summary 18 ** ts ts pts) ts $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Supplemental Materials B/(W) Expense1Q19 Yr/Yr CurrencyAcq.*Base SG&A – Operating $4.6 14% Yr/Yr Impact of 1Q18 Workforce Actions10 pts RD&E$1.4 (2%) IP and Custom Development Income ($0.1) (68%) Other (Income)/Expense - Operating ($0.2) NM Interest Expense $0.2 (6%) Operating Expense & Other Income $5.9 11% 3 pts 0 pts 12 p 10 p 2 pts 0 pts (4 6 pts0 pts5 p

Balance Sheet Summary 19 $ in billions *includes eliminations of inter-company activity Supplemental Materials Mar 19 Dec 18 Mar 18 Cash & Marketable Securities $18.1 Core (non-GF) Assets* $77.6 Global Financing Assets$35.2 Total Assets$130.9 Other Liabilities $64.3 Core (non-GF) Debt* $20.5 Global Financing Debt $29.5 Total Debt $50.0 Total Liabilities $114.3 Equity $16.6 $12.2 $13.2 $71.7 $75.6 $39.5 $36.5 $123.4 $125.3 $60.6 $60.6 $14.6 $14.7 $31.2 $31.7 $45.8 $46.4 $106.5 $107.0 $16.9 $18.3

Cash Flow Summary 20 $ in billions Supplemental Materials B/(W) 1Q19Yr/Yr FY18 Net Cash from Operations $4.8 $0.2 Less: Global Financing Receivables $2.5 $0.1 Net Cash from Operations (excluding GF Receivables)$2.3 $0.1 Net Capital Expenditures ($0.6) $0.3 Free Cash Flow (excluding GF Receivables)$1.7 $0.3 Acquisitions ($0.0) $0.1 Divestitures $0.0 $0.0 Dividends ($1.4) ($0.0) Share Repurchases (Gross) ($0.9) ($0.1) Non-GF Debt $5.9 $6.4 Other (includes GF Net A/R & GF Debt) $0.6 ($1.1) Change in Cash & Marketable Securities $5.9 $5.6 $15.2 ($0.3) $15.6 ($3.7) $11.9 ($0.1) $0.0 ($5.7) ($4.4) ($0.5) ($1.7) ($0.6)

Cash Flow (ASC 230) 21 1Q19 1Q18 Net Income from Operations Depreciation / Amortization of Intangibles Stock-based Compensation Working Capital / Other Global Financing A/R Net Cash provided by Operating Activities Capital Expenditures, net of payments & proceeds Divestitures, net of cash transferred Acquisitions, net of cash acquired Marketable Securities / Other Investments, net Net Cash used in Investing Activities Debt, net of payments & proceeds Dividends Common Stock Repurchases Common Stock Transactions - Other Net Cash used in Financing Activities Effect of Exchange Rate changes on Cash Net Change in Cash & Cash Equivalents $1.6 $1.4 $0.1 ($0.8) $2.5 $4.8 ($0.6) $0.0 ($0.0) ($0.3) ($0.9) $4.2 ($1.4) ($0.9) ($0.1) $1.9 ($0.1) $5.7 $1.7 $1.1 $0.1 ($0.7) $2.4 $4.6 ($0.9) $0.0 ($0.1) ($0.8) ($1.8) ($0.7) ($1.4) ($0.8) ($0.0) ($2.9) $0.1 $0.0 $ in billions Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 22 2019 Expectations GAAP Diluted EPS Operating EPS (Non-GAAP) at least $12.45 at least $13.90 Adjustments Acquisition-Related Charges* Non-Operating Retirement-Related Items Tax Reform Enactment Impacts $0.76 $0.45 $0.24 *Includes acquisitions as of March 31, 2019 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2019 23 1Q19 Yr/Yr 1Q19 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud Global Financing (7%) (8%) (7%) 8% (11%) (16%) (39%) 6% (13%) 2% (18%) Flat (3%) (3%) (2%) 13% (9%) (14%) (38%) 9% (11%) 5% (15%) 4% Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Cloud Global Business Services Consulting Global Process Services Application Management Cloud (2%) 2% (2%) (4%) 7% Flat 5% Flat (5%) 20% 2% 4% 2% Flat 10% 4% 9% 5% Flat 25% The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cloud & Cognitive Software Segment”, “Global Business Services Segment”, “Global Technology Services Segment”, “Systems Segment”, “Additional Revenue Information”, “Additional Revenue, Gross Profit & Backlog Information”, and “1Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Fo rm 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 1Q 2019 & Last 12 Months 24 1Q19 Yr/Yr GAAP @CC Americas Europe/ME/Africa Asia Pacific (2%) (7%) (5%) (1%) Flat (2%) 1Q19 Yr/Yr Last 12 Months GAAP @CC GAAP @CC Total Cloud Revenue Total as-a-Service Revenue 7% 10% 12% 15% 10% 12% The above reconciles the Non-GAAP financial information contained in the “Overview”, “Additional Revenue Information” and “1Q Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 1Q 2019 1Q19 25 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency Acquisitions Base * RD&E Currency Acquisitions Base * Operating Expense & Other Income Currency Acquisitions Base* 3 pts 0 pts 11 pts 0 pts 0 pts 1 pts 3 pts 0 pts 12 pts 2 pts 0 pts (4 pts) 0 pts 0 pts 0 pts 2 pts 0 pts (4 pts) 5 pts 0 pts 8 pts 0 pts 0 pts (3 pts) 6 pts 0 pts 5 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 26 12 Months Ended Mar 2019 Net Cash from Operating Activities per GAAP: $15.4 Less: change in Global Financing (GF) Receivables ($0.2) Net Cash from Operating Activities (Excluding GF Receivables) $15.7 Capital Expenditures, Net ($3.4) Free Cash Flow (Excluding GF Receivables) $12.2 $ in billions The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 27 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 141% 114% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated April 16, 2019 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

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